IVY FUNDS

Supplement dated May 2, 2006
to
Ivy Equity Funds Prospectus dated July 30, 2005
as supplemented September 13, 2005, November 29, 2005, February 13, 2006,
February 17, 2006, March 22, 2006 and March 31, 2006

On May 1, 2006, a special shareholder meeting (the "Meeting") for Ivy Capital Appreciation Fund (the "Fund"), a series of Ivy Funds, Inc., was held at the offices of Waddell & Reed Financial, Inc., 6300 Lamar Avenue, Overland Park, Kansas, 66202.

A proposal to change the investment objective of the Fund by de-emphasizing its tax-management investment strategies was approved by a majority of votes cast at the Meeting. Effective May 1, 2006, the objective of the Fund is:

to provide long-term capital appreciation.

Although major changes tend to be infrequent, the objective may be changed by the Board of Directors of Ivy Funds, Inc. without seeking a vote of shareholders.

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